UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2021

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 South Henry Street, Suite 100 Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SOHO	The NASDAQ Stock Market LLC
8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOB	The NASDAQ Stock Market LLC
7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOO	The NASDAQ Stock Market LLC
8.25% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHON	The NASDAQ Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On June 21, 2021, Sotherly Hotels Inc., a Maryland corporation (the “Company”), and the sole general partner of Sotherly Hotels LP, a Delaware limited partnership (the “Operating Partnership”) entered into a Share Exchange Agreement (the “Agreement”) with Palogic Value Fund, L.P., a Delaware limited partnership (“Palogic”).  Pursuant to the Agreement, Palogic agreed to exchange 100,000 shares of the Company’s 8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, 85,000 shares of the Company’s 7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, and 35,000 shares of the Company’s 8.25% Series D Cumulative Redeemable Perpetual Preferred Stock (the “Palogic Shares”), together with all of Palogic’s rights to receive accrued and unpaid dividends on those Palogic Shares, for 1,542,727 shares of the Company’s common stock, par value $0.01 per share (the “Company Shares”). Closing of the transactions contemplated by the Agreement is expected to occur by June 24, 2021.

The Company Shares will be issued in reliance on the exemption from registration set forth in Section 3(a)(9) of the Securities Act of 1933, as amended, for securities exchanged by an issuer with an existing security holder in a transaction where no commission or other remuneration was be paid or given directly or indirectly for soliciting such an exchange.

The foregoing information is a summary of the Agreement, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Agreement attached as Exhibit 10.22 hereto.

Item 3.02Unregistered Sale of Equity Securities.

Information in Item 1.01 of this Current Report on Form 8-K relating to the issuance of the Common Shares under the Agreement is incorporated herein by reference.  Concurrently with the issuance of the Common Shares, the Operating Partnership issued 1,542,727 partnership units to the Company in exchange for 100,000 shares of the Operating Partnership’s Series B Preferred Units, 85,000 shares of the Operating Partnership’s Series C Preferred Units, and 35,000 shares of the Operating Partnership’s Series D Preferred Units.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.22	Share Exchange Agreement between Sotherly Hotels Inc. and Palogic Value Fund, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: June 21, 2021	SOTHERLY HOTELS INC.

	By:	/s/ Scott M. Kucinski
Scott M. Kucinski
Executive Vice President and Chief Operating Officer
SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ Scott M. Kucinski
Scott M. Kucinski
Executive Vice President and Chief Operating Officer